SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                DATE OF REPORT:        July 23   , 1998
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                          Community West Bancshares
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


           0-23575                                          77-0446957
  ------------------------                         --------------------------
  (Commission File Number)                         (IRS Employer I.D. Number)


          5638 Hollister Avenue, Goleta, California            93117
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          (Address of principal executive offices)           (Zip Code)


                                 (805) 692-1862
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              (Registrant's telephone number, including area code)


ITEM  5.  Other  Events

     On April 23, 1998, Community West Bancshares ("Community West") entered into an Agreement and Plan of Reorganization with Palomar Savings and Loan Association ("Palomar"), pursuant to which CWB Merger Corp, a wholly-owned subsidiary of Community West, will merge with and into Palomar whereby the separate corporate existence of CWB Merger Corp will cease and Palomar will become a wholly-owned subsidiary of Community West.

     Goleta National Bank, a national banking association ("Goleta"), is a wholly-owned subsidiary and predecessor institution of Community West. Community West was formed as a holding company for Goleta on December 31, 1997.

     In connection herewith, Community West Bancshares hereby files in each case as filed with the Office of the Comptroller of the Currency, (i) Goleta's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 as Exhibit 99.1 hereto; (ii) Goleta's Quarterly Reports on Form 10-Q for the quarters ended June 30 and September 30, 1996 as Exhibits 99.2 and 99.3, respectively; (iii) Goleta's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1997 as Exhibits 99.4, 99.5 and 99.6, respectively.

ITEM  7.  Financial  Statements,  Pro  forma  Financial Statements and Exhibits.

     (c)  Exhibits.

     The  following  exhibits  are  filed  with this Current Report on Form 8-K:

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

Exhibit
Number         Description
-------  ---------------------------------------------------------------------------------

   99.1  Goleta's Annual Reports on Form 10-K for the fiscal year ended December 31, 1996.

   99.2  Goleta's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.

   99.3  Goleta's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

   99.4  Goleta's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

   99.5  Goleta's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

   99.6  Goleta's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated:  July 23, 1998

     COMMUNITY  WEST  BANCSHARES


     By: /S/ C. Randy Shaffer
         --------------------
         C.  Randy  Shaffer
         Executive  Vice  President  and
         Chief  Financial  Officer

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
                                     EXHIBIT INDEX

Exhibit
Number         Description
-------  ---------------------------------------------------------------------------------

   99.1  Goleta's Annual Reports on Form 10-K for the fiscal year ended December 31, 1996.

   99.2  Goleta's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.

   99.3  Goleta's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996.

   99.4  Goleta's Quarterly Report on Form 10-Q for the quarter ended March 31, 1997.

   99.5  Goleta's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997.

   99.6  Goleta's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997.
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